SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2002


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



         000-22609                                        84-1339282
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   (Commission File Number)                    (IRS Employer Identification No.)



1801 California Street                    Denver, Colorado              80202
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code: 303-992-1400
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                                 Not applicable
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          (Former name or former address, if changed since last report)
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Item 5.     Other Events.

On October 30, 2002, Qwest Communications International Inc. ("Qwest") announced its financial results for the 3rd quarter of 2002. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Note to readers: Please see the attached press release for definitions of certain terms.

On October 30, 2002, Qwest also hosted a conference call with media, analysts, investors and other interested persons during which it discussed its results and related matters. As previously announced, a webcast of the call is accessible on Qwest's website.

On the call or in this Current Report on Form 8-K Qwest announced the following (all numbers are approximate):


o In the 4th quarter of 2002, Qwest expects normalized revenues will benefit from the seasonality of the QwestDex publishing business. As previously announced, Qwest has entered into definitive agreements for the sale of that business, and expects the first stage to be completed by the end of 2002.
o In the 3rd quarter of 2002, adjusted EBITDA was reduced by $115 million because of regulatory and bad debt reserves. While Qwest expects to review these and other reserves in each quarter, it expects that the additional reserve in the 4th quarter for these matters, if any, will be less than the 3rd quarter amount.
o As a result of these and other factors, Qwest estimates its adjusted EBITDA run-rate to be in the mid-$1.3 billion range.

Forward Looking Statements Warning
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This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: the duration and extent of the current economic downturn in our 14-state local service area, including its effect on our customers and suppliers; the effects of our anticipated restatement of historical financial statements including delays in or restrictions on our ability to access the capital markets or other adverse effects to our business and financial position; our substantial indebtedness, and our inability to complete any efforts to de-lever our balance sheet through asset sales or other transactions; any adverse outcome of the SEC's current investigation into our accounting policies, practices and procedures; any adverse outcome of the current investigation by the U.S. Attorney's Office in Denver into certain matters relating to us; adverse results of increased review and scrutiny by Congress, regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; the failure of our chief executive and chief financial officers to provide certain certifications relating to certain public filings; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are the subject of governmental

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investigations, and, to the extent not covered by insurance, if any, our inability to satisfy any resulting obligations from funds available to us, if any; our future ability to provide interLATA services within our 14-state local service area; potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete; changes in demand for our products and services; dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; and changes in the outcome of future events from the assumed outcome included in our significant accounting policies.

The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest's assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. The cautionary statements contained or referred to in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This Current Report on Form 8-K may include analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibit 99.1  Press Release dated October 30, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QWEST COMMUNICATIONS INTERNATIONAL INC.


DATE:  October 30, 2002             By: /s/ Yash A. Rana
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                                        Yash A. Rana
                                         Vice President


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                                  EXHIBIT INDEX


Exhibit No.                       Description
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Exhibit 99.1        Press Release dated October 30, 2002.


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